                                                                   Exhibit 10.43
                                                                   -------------

                                AMENDMENT NO. 7

                                      To

                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                      OF
                              KIRIN-AMGEN, INC.,


          THIS AMENDMENT NO. 7 ("Amendment No. 7") TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., dated May 11, 1984, as previously amended ("Shareholders' Agreement"), is made and entered into this 17th day of July, 1987, and is made effective as of April 1, 1987, by and among KIRIN BREWERY, CO., LTD., a Japanese corporation ("Kirin"), AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                 R E C I T A L

          The parties desire to memorialize their intent to make changes to certain agreements and understandings previously entered into regarding the payment of EPO and G-CSF clinical and non-clinical expenses.

          From and after April 1, 1987, Kirin and Amgen (and not Corporation) shall each pay one-half (1/2) of the total clinical expenses incurred for EPO and G-CSF for Japan and the United States.

2.        NON-CLINICAL EXPENSES

          Corporation has requested that Kirin arrange and guarantee a credit facility with Mitsubishi Bank, Ltd. to pay for non-clinical expenses incurred by Corporation for EPO and G-CSF. Corporation is hereby authorized and directed to take such steps as are reasonable and necessary to assist in arranging the credit facility, including but not limited to, the issuance of the letter to Kirin attached hereto as Exhibit "A" requesting it to arrange the credit facility for Corporation and to guarantee the same. Corporation shall also present to the Board of Directors the credit facility loan documentation for formal approval.

3. Except to the extent as provided herein, the provisions of the Shareholders' Agreement, as amended, are hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 7 to be executed as of the first day written above.


                                        KIRIN BREWERY CO., LTD., a Japanese
                                        corporation

                                        By /s/ Y. Yamamoto
                                           Yashushi Yamamoto
                                          Senior Managing Director

                                                            "Kirin"


                                        AMGEN INC.,
                                        a Delaware corporation


                                        By /s/ George B. Rathman
                                        George B. Rathmann, President

                                                            "Amgen"

                                        KIRIN-AMGEN, INC., a
                                        California corporation


                                        By /s/ Y. Yamamoto
                                        Yashushi Yamamoto, Chairman

                                                            "Corporation"

                                      -2-